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                                SUPPLEMENT TO THE
                   SCHWAB MARKETTRACK GROWTH PORTFOLIO II(TM)
                                   PROSPECTUS
                              DATED APRIL 30, 2005

Effective July 22, 2005, under "Portfolio Management" on page 8 of the prospectus, the Michael Shearer biography is deleted and the following biography is added.

STEVEN HUNG, a director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the bond and cash portions of the portfolio. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

               Please retain this supplement for future reference.

Charles Schwab & Co., Inc. Member SIPC
(C)2005 All Rights Reserved